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                          PLEDGE AND SECURITY AGREEMENT

                THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of December 9th, 2003, made by WELSH-SQUARE, INC., a Pennsylvania corporation having an address c/o Tower Investments, Inc., One Reed Street, Philadelphia, Pennsylvania 19147 ("WSI"), INDENTURE OF TRUST OF BART BLATSTEIN DATED AS OF JUNE 9, 1998, a Pennsylvania trust having an address c/o Tower Investments, Inc., One Reed Street, Philadelphia, Pennsylvania ("1998 Trust") and IRREVOCABLE INDENTURE OF TRUST OF BARTON BLATSTEIN DATED JULY 13, 1999, a Pennsylvania trust having an address c/o Tower Investments, Inc., One Reed Street, Philadelphia, Pennsylvania ("1999 Trust"; WSI, 1998 Trust and 1999 Trust are collectively referred to herein as "Pledgor"), in favor of CEDAR LENDER LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Pledgee").

                              W I T N E S S E T H:

                WHEREAS, pursuant to that certain Amended and Restated Agreement of Limited Partnership of Delaware 1851 Associates, LP dated as of the date hereof (as the same may be amended from time to time, the "Partnership Agreement"), Pledgor is the holder of a $6,617,000 preferred interest (the "Partnership Interests") in Delaware 1851 Associates, LP (the "Partnership");

                WHEREAS, pursuant to that certain Loan Agreement, dated as of the date hereof, between Pledgee and Pledgor (the "Loan Agreement"), Pledgee has made or is about to make a loan to Pledgor (the "Loan") in the original principal sum of Six Million Three Hundred Sixty Seven Thousand ($6,367,000) Dollars, which Loan is evidenced by that certain Promissory Note, dated as of the date hereof, made by Pledgor to the order of Pledgee, in the principal amount of Six Million Three Hundred Sixty Seven Thousand ($6,367,000) Dollars (as the same may be amended from time to time, the "Note"); and

                WHEREAS, as a condition of making the Loan to Pledgor and to secure the obligations of Pledgor under the Note, Pledgor agrees to pledge and grant to Pledgee, subject to the terms and conditions of this Agreement, a security interest in and to (i) the Partnership Interests and (ii) distributions to Pledgor under the Partnership Agreement (each, a "Pledged Interest" and, collectively, the "Pledged Interests").

                NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency whereof being hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        SECTION 1.      Pledge.

                (a) Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Pledgee a lien on and security interest in and to (x) all right, title and interest of Pledgor in (i) the Pledged Interests, (ii) any certificates, instruments or documents representing the Pledged Interests, (iii) all options and other rights, contractual or otherwise, in respect of the Pledged Interests (including, without limitation, any registration rights) and
(iv) all dividends,

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distributions, liquidation proceeds, cash, instruments and other property
(including, without limitation, additional stock or securities distributed in respect of any Pledged Interest by way of stock splits, spin-offs, reclassification, combination, consolidation, merger or similar arrangement) to which Pledgor is entitled with respect to the Pledged Interests, whether or not received by or otherwise distributed to Pledgor, whether such dividends, distributions, liquidation proceeds, cash, instruments and other property are paid or distributed by the Partnership in respect of operating profits, sales, exchanges, refinancing, condemnations or insured losses of the assets of the Partnership, the liquidation of such, the Partnership's assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise (the items set forth in this clause (x) collectively referred to herein as the "Distributions"), and (y) subject to the provisions of
Section 4 below, Pledgor's rights, remedies, powers and benefits under the Partnership Agreement or under law, including, without limitation (i) all rights of Pledgor to vote on any matter specified therein or under law, (ii) all rights of Pledgor to cause an assignee to be substituted as a partner in the Partnership in the place and stead of Pledgor, (iii) all rights, remedies, powers, privileges, security interests, liens, and claims of Pledgor for damages arising out of or for breach of or default under the Partnership Agreement, (iv) all present and future claims, if any, of Pledgor against the Partnership under or arising out of the Partnership Agreement for monies loaned or advanced, for services rendered or otherwise, (v) all rights of Pledgor to access to the books and records of the Partnership and to other information concerning or affecting the Partnership, (vi) all rights of Pledgor to terminate the Partnership Agreement, to perform thereunder, to compel performance and otherwise to exercise all remedies thereunder, and (vii) all rights of Pledgor to acquire the rights or interests of any other partner in the Partnership and all increases and profits of any of the foregoing and all proceeds thereof. The security interests, rights, remedies and benefits of Pledgee granted by this Section 1(a) and all proceeds thereof are hereinafter collectively referred to as the "Pledged Collateral". Pledgor irrevocably and unconditionally waives all rights, if any, which may exist in its favor to purchase or acquire any of the Pledged Collateral from and after the date on which Pledgee or any assignee thereof or successful bidder at a foreclosure sale of the Pledged Collateral acquires the Pledged Collateral pursuant to the rights and remedies afforded Pledgee hereunder or any exercise thereof.

                (b) Concurrently herewith, Pledgor shall cause the Partnership to execute and deliver to Pledgee an "Agreement and Acknowledgment of Pledge" substantially in the form of Exhibit A annexed hereto and made a part hereof.

        SECTION 2. Security for Obligations. This Agreement secures (a) the prompt payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations and any other amounts due or to become due under the Note, whether for principal, interest, fees, expenses or otherwise, (b) the due and punctual performance or satisfaction of all obligations of Pledgor under the Note, (c) any and all obligations of Pledgor now or hereafter existing under this Agreement, and (d) any and all other obligations of Pledgor to Pledgee now or hereafter existing (all such obligations being hereinafter collectively referred to as the "Obligations").

        SECTION 3. Delivery of Pledged Collateral and Related Evidence. (a) On the date hereof, Pledgor shall deliver to Pledgee (i) evidence satisfactory to Pledgee in its sole discretion that (x) Pledgor is the legal and beneficial owner of the Partnership Interests and (y) the pledges

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created hereby have been duly reflected upon the books of the Partnership as provided in the Agreement and Acknowledgment of Pledge executed by the Partnership, (ii) such Uniform Commercial Code financing statements (the "UCCs"), in a form ready for filing, as may be necessary or desirable to perfect and/or evidence the security interests in the Pledged Collateral granted to Pledgee pursuant to this Agreement, and (iii) satisfactory evidence to Pledgee in its sole discretion that all other filings, recordings, registrations and other actions Pledgee deems necessary or desirable to establish, preserve and perfect the security interests and other rights granted to Pledgee pursuant to this Agreement, and Pledgee's priority with respect to same, shall have been made.

                (b) Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of any of the Pledged Collateral, which may be held (in the discretion of Pledgee) in the name of Pledgor, or endorsed or assigned in blank or in favor of Pledgee or any nominee or nominees of Pledgee or any agent appointed by Pledgee in accordance herewith.

        SECTION 4. Voting Power, Etc. Notwithstanding anything to the contrary contained in Section 1 hereof, provided that no Event of Default (as that term is defined in the Loan Agreement) shall have occurred and be continuing, but subject in all respects to the terms, conditions, prohibitions or limitations on the following actions of Pledgor as a partner of the Partnership provided in the Partnership Agreement, the Agreement and Acknowledgment of Pledge annexed hereto, the Loan Agreement or the Note, Pledgor shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral (including, without limitation, to receive distributions from the Partnership, to make determinations, to exercise any election (including, without limitation, election of remedies) or option, and to give or receive any notice, consent, amendment, waiver, approval or other rights described in Section 1 hereof), provided that no ratification shall be given, nor any power pertaining to the Pledged Collateral exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement, the Loan Agreement or the Note, or which would have the effect of impairing the position or interests of Pledgee, or, in each case, in such a manner as would reasonably be expected to have a material adverse effect on the ability of Pledgor to perform its obligations hereunder. From and after the occurrence of an Event of Default and for so long as such Event of Default is continuing, Pledgee shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral.

        SECTION 5. No Assumption. Notwithstanding anything contained herein to the contrary, whether or not an Event of Default shall have occurred, and whether or not Pledgee elects to foreclose or otherwise realize on its security interests in the Pledged Collateral, or any part thereof, as set forth herein or exercise any of its rights under this Agreement, the Loan Agreement or the Note or otherwise, neither this Agreement, receipt by Pledgee of any Distributions, the foreclosure or other realization by Pledgee of the security interests in the Pledged Collateral nor any exercise by Pledgee of any of its rights under this Agreement, the Loan Agreement or the Note or otherwise, shall in any way be deemed to obligate Pledgee to assume any of Pledgor's obligations, duties, expenses or liabilities with respect to the Pledged Collateral or any agreement relating thereto, and in the event of any such foreclosure, realization

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or other exercise of rights, Pledgor shall remain bound and obligated to perform such obligations and Pledgee shall not be deemed to have assumed any of such obligations.

        SECTION 6. Representations, Warranties and Covenants. Pledgor represents and warrants to, and covenants and agrees with, Pledgee as follows:

                (a) WSI is a duly formed corporation under the laws of the Commonwealth of Pennsylvania, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and has full power and authority to execute and deliver to Pledgee this Agreement, to own its properties and to perform the obligations and carry out the duties imposed upon it by this Agreement. 1998 Trust is validly existing under and by virtue of the laws of the Commonwealth of Pennsylvania and has full power and authority to execute and deliver to Pledgee this Agreement, to own its properties and to perform the obligations and carry out the duties imposed upon it by this Agreement. 1999 Trust is validly existing under and by virtue of the laws of the Commonwealth of Pennsylvania and has full power and authority to execute and deliver to Pledgee this Agreement, to own its properties and to perform the obligations and carry out the duties imposed upon it by this Agreement.

                (b) Pledgor is, and at all times will be, the only record and beneficial owner of the Pledged Collateral. The Pledged Interests and the Pledged Collateral are and, at all times, will be, fully paid and non-assessable, free and clear of any lien, security interest, option or other charge or encumbrance, whether statutory, judicial, consensual or otherwise. Pledgor will defend Pledgee's right, title and interest in and to the Pledged Collateral pledged by it pursuant hereto against the claims and demands of any third party at no cost or expense whatsoever to Pledgee.

                (c) Pledgor's rights to Distributions, if any, under the Partnership Agreement are not subject to any defense, offset, counterclaim or contingency whatsoever. Giving effect to the aforesaid grants and pledges to Pledgee and the deliveries required hereunder, and upon the filing of the UCCs in the public records of the Office of the Secretary of State of the Commonwealth of Pennsylvania, Pledgee has, as of the date of this Agreement, and, as to any Pledged Collateral acquired from time to time after such date, shall have, a valid, perfected and continuing lien upon and security interest in the Pledged Collateral; provided, however, that no representation or warranty is made with respect to the perfected status of the security interests of Pledgee in the proceeds of the Pledged Collateral consisting of "cash proceeds" or "non-cash proceeds" as defined in the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (the "Code") except if, and to the extent, the provisions of Section 9-315 of the Code shall be complied with.

                (d) Pledgor shall pay, and save Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement or the exercise by Pledgee of any right or remedy granted to it hereunder or under the Loan Documents.

                (e) Pledgor shall not transfer any of the Pledged Collateral until payment or satisfaction in full of the Obligations.

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                (f)     This Agreement, and each provision herein, has been duly
authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

                (g) Pledgor will not change its state of organization unless it shall provide Pledgee with at least thirty (30) days' prior written notice thereof and there shall have been taken such action, satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee hereunder at all times fully perfected and in full force and effect. Pledgor shall not change its name unless it shall have given Pledgee at least thirty (30) days' prior written notice of any such proposed change and shall have taken such action, satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee in the Pledged Collateral at all times fully perfected and in full force and effect.

                (h) Pledgor has delivered to Pledgee true, correct and complete, in all material respect, copies of all of the organizational documents of WSI, 1998 Trust and 1999 Trust, and Pledgor shall not permit or consent to any amendments thereto without the prior written consent of Pledgee. The organizational documents of WSI, 1998 Trust and 1999 Trust have been duly executed and delivered by the partners, members, shareholders, directors, incorporators, trustees or organizers, as the case may be, of WSI, 1998 Trust and 1999 Trust, as applicable, and constitute the legal, valid and binding obligations of such parties enforceable in accordance with their respective terms. Pledgor is not in material default under or with respect to, nor has Pledgor received any notice alleging any material default under or with respect to, any of its obligations under the Partnership Agreement. Pledgor has the full power and authority to own its property and to carry on its business as now being conducted, and has the power and authority to execute and deliver and to perform its Obligations hereunder and under the Loan Documents.

                (i) None of the Pledged Collateral is, or will be, evidenced by any instrument, note or chattel paper, except such as have been or will be endorsed, assigned or pledged and delivered to Pledgee by Pledgor, simultaneously with the creation thereof and in accordance with any and all applicable requirements of the Code.

                (j) Pledgor shall, at its sole cost and expense, keep, observe, perform and discharge, duly and punctually all and singular the material obligations, terms, covenants, conditions, representations and warranties of the Partnership Agreement on the part of Pledgor to be kept, observed, performed and discharged, and shall hold Pledgee harmless and indemnify it against any loss or expense (other than consequential, incidental, exemplary, or punitive damage), including reasonable attorneys' fees and disbursements, that Pledgee may incur or sustain by reason of any failure to so perform and observe the Partnership Agreement or to satisfy, perform and observe such conditions thereunder.

                (k) There is no suit, action, proceeding, arbitration, investigation or inquiry pending or, to the best of Pledgor's knowledge, threatened against Pledgor with respect to this Agreement or the transactions contemplated by this Agreement or which, if adversely determined, would have a material adverse impact on the ability of Pledgor to consummate the transactions contemplated hereby, and no consent of any Person (as hereinafter defined), license, permit or approval, exemption by, notice or report to, or registration, filing or declaration with,

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any governmental authority is required to be obtained by Pledgor in connection with the execution, delivery or performance of this Agreement. For purposes of this Agreement, the term "Person" shall mean any individual, partnership, limited liability company, corporation, trust or other entity.

                (l) The Partnership Interests are not represented by any instrument issued in bearer or registered form. None of the Partnership Interests constitutes or will constitute certificated or uncertificated securities as defined in Article 8 of the Code. None of the Partnership Interests is or will be dealt in or traded on any securities exchanges or securities markets or is or will be held in any securities account as defined in
Article 8 of the Code. The Partnership Interests constitute general intangibles as defined in Article 9 of the Code.

                The representations, warranties and covenants set forth in this
Section 6 shall survive the execution and delivery of this Agreement and remain in full force and effect until four (4) months after the Loan is repaid in full. Pledgor shall have no liability to Pledgee in respect of said representations, warranties and covenants unless Pledgee shall have delivered to Pledgor, within such four (4) month period, a claim specifying the alleged breach of any one or more of such representations, in which case Pledgee's liability shall survive with respect to the matters alleged in such claim until resolution thereof. For purposes of this Agreement the term "material" shall mean (unless the context clearly indicates otherwise) any fact or condition, the presence or absence of which, has or could have a significant adverse effect on the financial condition or value of the Collateral or the Property or the continued use and enjoyment thereof.

        SECTION 7.      [INTENTIONALLY OMITTED]

        SECTION 8. Distributions. (a) Upon the occurrence and continuation of an Event of Default:

                        (i) All rights of Pledgor to receive Distributions and any and all proceeds from the sale or other disposition of the Pledged Collateral (or any portion thereof) which Pledgor would otherwise be authorized to receive and retain shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the right to receive and hold as Pledged Collateral such Distributions and proceeds.

                        (ii) All Distributions and proceeds which are received by Pledgor contrary to the provisions of paragraph (a) of this Section 8 shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                        (iii) All Distributions received by Pledgor in a partial or total liquidation of the Partnership shall, in the event that any of the Obligations remain outstanding at the time of such partial or total liquidation, be paid to Pledgee and applied by Pledgee to such outstanding Obligations.

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                (b)     Unless and until an Event of Default shall have occurred
and be continuing, but subject to the provisions of the Partnership Agreement, Pledgor shall be entitled to receive and retain any and all Distributions.

        SECTION 9. Transfers and Other Liens, Additional Interests. Pledgor agrees, so long as any of the Obligations are outstanding, not to:

                (a) sell or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Collateral; or

                (b) create or permit to exist any lien (other than the Loan), security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral.

                The foregoing shall not be deemed to prohibit any shareholder or partner of Pledgor from entering into any agreement pursuant to which such shareholder or partner personally guaranties the obligations of a third party with respect to a transaction other than the transaction contemplated by the Loan Documents.

        SECTION 10. Appointment of Attorney-in-Fact. Pledgor hereby appoints Pledgee the attorney-in-fact for Pledgor, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all Distributions and any instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Pledgor agrees that each of the foregoing powers constitutes a power coupled with an interest which may not be revoked and which shall survive until all of the Obligations shall have been indefeasibly paid in full and satisfied, provided that except with respect to the execution and filing of the UCCs, the foregoing shall not be effective until the occurrence of an Event of Default.

        SECTION 11. Pledgee to Perform. If Pledgor fails to perform any agreement contained herein, Pledgee may, following the occurrence of an Event of Default, itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor in accordance with Section 16 hereof.

        SECTION 12. Remedies Upon Default. Upon the occurrence of any Event of Default:

                (a) Pledgee may, without any notice to Pledgor of the occurrence of such Event of Default, except as otherwise expressly provided under the Loan Documents, exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party under the Code in effect at that time, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agrees that at least twenty-one (21) days notice to Pledgor of the time and place of any

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public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time to a date specified by Pledgee, such date to be not less than five (5) Business Days after the date upon which Pledgee notifies Pledgor of such adjourned sale date, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b)     Pledgee may, upon the exercise of its rights under
Section 12(a) hereof, transfer all or any part of the Pledged Collateral into Pledgee's name or the name of its nominees.

                (c) Pledgee may vote all or any part of the Pledged Collateral (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so).

                (d) Any Pledged Collateral or proceeds thereof held by Pledgee as Pledged Collateral and all proceeds thereof received by Pledgee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter, be applied (after payment of any amounts payable to Pledgee pursuant to Section 16 hereof), in whole or in part by Pledgee for the benefit of Pledgor, against all or any part of the Obligations and in such order as Pledgee shall elect. Any surplus of such Pledged Collateral or proceeds thereof held by Pledgee and remaining after payment or satisfaction in full of all of the Obligations and the expenses referred to in Section 16 hereof shall be delivered or paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                (e) Each right, power and remedy of Pledgee provided for in this Agreement or the other Loan Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

        SECTION 13. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE NOTE SHALL BE BROUGHT, AT PLEDGEE'S OPTION, IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, PHILADELPHIA COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA. PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE

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OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR
PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS AS SET FORTH ABOVE. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PLEDGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

        SECTION 14.     Jury Trial Waiver/Arbitration.

                (a) PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE LOAN AGREEMENT OR THE NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF PLEDGOR OR PLEDGEE RELATING TO THE LOAN, AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THE NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PLEDGEE ENTERING INTO THIS AGREEMENT.

                (b) In the event of a dispute under this Agreement, party shall have the right to submit such dispute to binding arbitration under the Expedited Procedures provisions (Rules E-1 through E-10 in the current edition) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In cases where the parties utilize such arbitration: (i) the dispute shall be heard by three (rather than one) arbitrators in Philadelphia, Pennsylvania, (ii) all of the arbitrators on the list submitted by the AAA shall have reasonable expertise and experience with respect to the commercial real estate market in the Philadelphia, Pennsylvania area, (iii) the parties will have no right to object if the appointed arbitrators were on the list submitted by the AAA and were not objected to in accordance with Rule E-5, (iv) the arbitrators shall be selected within three (3) Business Days following submission of such dispute to arbitration, (v) the arbitrators shall render their final decision not later than three (3) Business Days after the last hearing, (vi) the first hearing shall be held within five (5) Business Days after the completion of discovery, and the last hearing shall be held within fifteen (15) Business Days after the appointment of the arbitrators, (v) any finding or determination of the arbitrators shall be deemed final and binding (except that the arbitrators shall not have the power to add to, modify or change any of the provisions of this Agreement), and (vi) the losing party in such arbitration shall pay the arbitration costs charged by AAA and/or the arbitrators.

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        SECTION 15.     Appointment of Agent for Service of Process. Pledgor
hereby irrevocably appoints Bart Blatstein, having an address of 1201 Rock Creek Road, Gladwyn, Pennsylvania 19035 (the "Process Agent", which has consented thereto), as process agent to receive for and on behalf of Pledgor service of process in the Commonwealth of Pennsylvania relating to this Agreement. Service of process in any action or proceeding against Pledgor may be made on Process Agent by registered or certified mail, return receipt requested, or by any other method of service provided for under applicable laws in effect in the Commonwealth of Pennsylvania. Process Agent is hereby authorized and directed to accept such service for and on behalf of Pledgor and to admit service with respect thereto. Such service upon Process Agent shall be deemed effective personal service on Pledgor sufficient for personal jurisdiction three (3) days after mailing, and shall be legal and binding upon Pledgor for all purposes, notwithstanding any failure of Process Agent to mail copies of such legal process to Pledgor, or any failure on the part of Pledgor to receive the same. Pledgor confirms that it has instructed the applicable Process Agent to mail to Pledgor, upon service of process being made on the applicable Process Agent pursuant hereto, a copy of the summons and complaint or other legal process served upon them by registered mail, return receipt requested, at Pledgor's address hereinabove set forth, or to such other address as to which Pledgor may notify Process Agent in writing. Pledgor agrees that Pledgor will at all times maintain a Process Agent to receive service of process in the Commonwealth of Pennsylvania with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such Process Agent or shall have changed its address without notification thereof to Pledgee, Pledgor, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to Pledgee in the Commonwealth of Pennsylvania and advise Pledgee thereof.

        SECTION 16. Expenses. Upon demand, Pledgor will pay to Pledgee the amount of any and all expenses, including the reasonable fees and expenses of Pledgee's counsel and of any experts and agents, which Pledgee may incur in connection with (a) the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of Pledgee's rights hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.

        SECTION 17. Amendments, Waivers, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 18. Notices. All notices or other written communications hereunder shall be delivered in accordance with the terns of the Loan Agreement.

        SECTION 19. Continuing Security Interest, Transfer. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(a) remain in full force and effect until the indefeasible payment or satisfaction in full of the Obligations, (b) be binding upon Pledgor, its respective permitted transferees, representatives, successors and assigns, and
(c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its permitted transferees, representatives, successors and assigns. Without limiting the generality of the foregoing clause (c), Pledgee, but not Pledgor, may assign or otherwise transfer this Agreement together with the Pledged Collateral, the Note and any other Obligations to any other Persons, and such other Persons shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the indefeasible payment or satisfaction in full of the Obligations, (i) Pledgor shall be entitled to the return, upon its request and at its expense, of such portion of the Pledged Collateral as shall not have been sold or otherwise applied or forfeited pursuant to the terms hereof, and (ii) this Agreement shall be of no further force or effect.

        SECTION 20. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

        SECTION 21. Governing Law, Terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania (without giving effect to principles of conflicts of law). Unless otherwise defined herein, (a) terms defined in Article 9 of the Code are used herein as therein defined, and (b) terms defined in the Loan Agreement are used herein as therein defined.

        SECTION 22. Recitals. The Recitals at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

        SECTION 23. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement. The failure of any party to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

        SECTION 24. Certificated Securities. Pledgor has not and Pledgor will not request the Partnership to issue or consent to the Partnership's issuance of a certificate representing Pledgor's partnership interest in the Partnership.

                            [Signature Page Follows]

                IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by its duly authorized representative as of the date first set forth above.

                                        WELSH-SQUARE, INC.

                                        By:   /s/   Bart Blatstein
                                              ----------------------------------
                                              Name:  Bart Blatstein
                                              Title: President

                                        INDENTURE OF TRUST OF BART BLATSTEIN
                                        DATED AS OF JUNE 9, 1998

                                        By:   /s/   Jil Blatstein
                                              ----------------------------------
                                              Name:  Jil Blatstein
                                              Title: Co-Trustee

                                        By:   /s/ Brian K. Friedman
                                              ----------------------------------
                                              Name:  Brian K. Friedman
                                              Title: Co-Trustee

                                        By:   /s/ Joseph W. Seidle
                                              ----------------------------------
                                              Name:  Joseph W. Seidle
                                              Title: Co-Trustee

                                        IRREVOCABLE INDENTURE OF TRUST OF BARTON
                                        BLATSTEIN DATED JULY 13, 1999

                                        By:   /s/  Brian K. Friedman
                                              ----------------------------------
                                              Name:   Brian K. Friedman
                                              Title:  Co-Trustee

                                        By:   /s/ Joseph W. Seidle
                                              ----------------------------------
                                              Name:   Joseph W. Seidle
                                              Title:  Co-Trustee

                                        ACCEPTED AND AGREED TO:

                                        CEDAR LENDER LLC

                                              BY:   CEDAR SHOPPING CENTERS
                                                    PARTNERSHIP, L.P.,
                                                    its member

                                              BY:   CEDAR SHOPPING CENTERS, INC.
                                                    its general partner

                                               By:  /s/  Brenda J. Walker
                                                    ----------------------------
                                                    Name:    Brenda J. Walker
                                                    Title:   Vice President

                                 ACKNOWLEDGMENTS

COMMONWEALTH OF PENNSYLVANIA    )
                                ) ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003 before me, the undersigned Notary Public, personally appeared BART BLATSTEIN, who acknowledged himself to be the President of WELSH-SQUARE, INC., a Pennsylvania corporation, and that he, as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation/by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                ) ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared JIL BLATSTEIN known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunder set my hand and official seal.

/s/
------------------------
Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                ) ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared BRIAN K. FRIEDMAN known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunder set my hand and official seal.

/s/
------------------------
Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                ) ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 9th day of December, 2003, before me, the undersigned Notary Public, personally appeared JOSEPH W. SEIDLE known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunder set my hand and official seal.

/s/
------------------------
Notary Public

My commission expires:

STATE OF NEW YORK               )
                                ) ss:
COUNTY OF NASSAU                )

AND NOW, this 19th day of November, 2003, before me, the undersigned Notary Public, personally appeared BRENDA J. WALKER, who acknowledged herself to be the Vice President of the CEDAR SHOPPING CENTERS, INC., a Pennsylvania corporation, and that she, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself as Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
------------------------
Notary Public

My commission expires: